UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2019

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida		33021
(Address of Principal Executive Offices)		(Zip Code)
(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃣

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃣

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2019, NV5 Global, Inc. (the “Company”) held its 2019 Annual Meeting of stockholders (the “Annual Meeting”). The following matters were considered:

1. Election of Directors

Stockholders elected all of the Company’s seven nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote

(1) Mr. Dickerson Wright	8,553,227	492,463	2,083,116
(2) Mr. Alexander A. Hockman	8,418,924	626,766	2,083,116
(3) Ms. MaryJo E. OBrien	8,051,373	994,317	2,083,116
(4) Ms. Laurie Conner	8,691,850	353,840	2,083,116
(5) Mr. William D. Pruitt	8,657,831	387,859	2,083,116
(6) Mr. Gerald J. Salontai	8,738,786	306,904	2,083,116
(7) Mr. Francois Tardan	8,753,058	292,632	2,083,116

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

11,088,357	26,500	13,949	0

3. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as disclosed in the compensation tables and the related disclosure contained in the 2019 Proxy Statement set forth under the caption “The Board Election Proposal—Executive Compensation”. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

8,518,201	485,844	41,645	2,083,116

4. Advisory Resolution on Frequency of Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED, that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934 every (i) year, (ii) two years, or (iii) three years (select one). The voting results were as follows:

2

Three Years	Two Years	One year	Abstain	Broker Non-Vote

509,560	3,522,784	4,978,941	34,405	2,083,116

 In light of the foregoing vote regarding Proposal Four, the Company has decided to include an advisory stockholder vote on the compensation of executives in its proxy materials every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2019

NV5 GLOBAL, INC.

By: /s/: Richard Tong Name: Richard Tong Title: Executive Vice President and General Counsel

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